UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2005

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ		08054

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

          On May 26, 2005, the Board of Directors of Marlin Business Services Corp. approved changes to the equity and cash compensation of its non-employee independent directors.  These changes are effective as of May 26, 2005 and supersede the compensation arrangements with respect to non-employee independent directors that were in effect immediately prior to such date.  A copy of the updated compensation policy for non-employee independent directors is attached herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

          (c) Exhibits.

                    10.1 – Compensation Policy for Non-Employee Independent Directors

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.
(Registrant)

Date: June 2, 2005
/s/ DANIEL P. DYER

Daniel P. Dyer
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit #	Document

10.1	Compensation Policy for Non-Employee Independent Directors